Exhibit 10.2
COMPELLENT TECHNOLOGIES, INC.
INDEMNITY AGREEMENT
     THIS AGREEMENT is made and entered into this ___day of                      2007 by and between COMPELLENT TECHNOLOGIES, INC., a Delaware corporation (the “Corporation”), and                                          (“Agent”).
RECITALS
     Whereas, Agent performs a valuable service to the Corporation in the capacity as a director or officer of the Corporation;
     Whereas, the stockholders of the Corporation have adopted bylaws (the “Bylaws”) providing for the indemnification of the directors, officers, employees and other agents of the Corporation, including persons serving at the request of the Corporation in such capacities with other corporations or enterprises, as authorized by the Delaware General Corporation Law, as amended (the “Code”);
     Whereas, the Bylaws and the Code, by their non-exclusive nature, permit contracts between the Corporation and its agents, officers, employees and other agents with respect to indemnification of such persons; and
     Whereas, in order to induce Agent to continue to serve as a director or officer of the Corporation, the Corporation has determined and agreed to enter into this Agreement with Agent;
     Now, Therefore, in consideration of Agent’s continued service as a director or officer of the Corporation that began on                     , the parties hereto agree as follows:
AGREEMENT
1. DEFINITIONS.
          (a) Expenses. For purposes of this Agreement, the term “Expenses” shall be broadly construed and shall include, without limitation, all direct and indirect costs of any type or nature whatsoever (including, without limitation, all attorneys’, witness, or other professional fees and related disbursements, and other out-of-pocket costs of whatever nature), actually and reasonably incurred by Agent in connection with the investigation, defense or appeal of a Proceeding or establishing or enforcing a right to indemnification under this Agreement, the Code or otherwise and all judgments, fines or penalties and amounts paid in settlement by or on behalf of Agent, but shall not include any judgments, fines or penalties actually levied against Agent for such individual’s violations of law to the extent payment of such amounts is not permitted by Delaware or other applicable laws.
          (b) Change in Control. For purposes of this Agreement, a “Change in Control” shall be deemed to have occurred if (i) following the date of registration of the Company’s securities under the Securities Act of 1933, as amended, any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “Act”)), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or a corporation owned directly or indirectly by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation, becomes the “beneficial owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Corporation representing more than twenty percent (20%) of the total voting power represented by the Corporation’s then outstanding Voting Securities; or (ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Corporation if, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Corporation immediately prior thereto do not own, directly or indirectly, either (A) outstanding Voting Securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction.
          (c) Independent Legal Counsel. For purposes of this Agreement, “Independent Legal Counsel” shall mean an attorney or firm of attorneys, selected in accordance with the provisions of Section 6 hereof, who shall not have otherwise performed services for the Corporation (or for any entity that now or in the future is controlled by, controlling or under common control with the Corporation) or Agent within the last three years (other than with respect to matters concerning the rights of Agent under this Agreement, or of other indemnitees under similar indemnity agreements).
          (d) Proceeding. For purposes of this Agreement, the term “Proceeding” shall mean and shall include, without limitation, any threatened, pending, or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing, whether brought in the right of or by the Corporation or otherwise and whether of a civil, criminal, administrative or investigative nature, and whether formal or informal in any case, in which Agent was, is or will be involved as a party or otherwise by reason of the fact that: (i) Agent is or was a director, officer, employee or agent of the Corporation; (ii) Agent took an action while acting as director, officer, employee or agent of the Corporation; or (iii) Agent is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, and in any such case described above, whether or not serving in any such capacity at the time any Expense is incurred for which indemnification, reimbursement, or advancement of Expenses may be provided under this Agreement.
          (e) Voting Securities. For purposes of this Agreement, “Voting Securities” shall mean any securities of the Corporation that vote generally in the election of directors.
     2. SERVICES TO THE CORPORATION. Agent will serve, at the will of the Corporation or under separate contract, if any such contract exists, as a director or officer of the Corporation or as a director, officer or other fiduciary of an affiliate of the Corporation (including any employee benefit plan of the Corporation) faithfully and to the best of Agent’s ability so long as Agent is duly elected and qualified in accordance with the provisions of the Bylaws or other applicable charter documents of the Corporation or such affiliate; provided, however, that Agent may at any time and for any reason resign from such position (subject to any contractual obligation that Agent may have assumed apart from this Agreement) and that the Corporation or any affiliate shall have no obligation under this Agreement to continue Agent in any such position.
     3. INDEMNITY OF AGENT. The Corporation hereby agrees to hold harmless and indemnify Agent at all times for all actions or omissions occurring during the term of such Agent’s service as a director or officer of the Corporation or as a director, officer or other fiduciary of an affiliate of the Corporation to the fullest extent authorized or permitted by the provisions of the Bylaws and the Code, as the same may be amended from time to time (but, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than the Bylaws or the Code permitted prior to adoption of such amendment), including with respect to both acts and omissions. These obligations and the other obligations of the Corporation in this Agreement apply regardless of whether the conduct or omission giving rise to the obligations occurred before or occur after the date this Agreement is executed.
     4. CONTINUATION OF INDEMNITY. All agreements and obligations of the Corporation contained herein shall continue during the period Agent is a director, officer, employee or other agent of the Corporation (or is or was serving at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Agent shall be subject to any possible Proceeding by reason of the fact that Agent was serving as a director or officer of the Corporation.
     5. PARTIAL INDEMNIFICATION. Agent shall be entitled under this Agreement to indemnification by the Corporation for a portion of the Expenses that Agent becomes legally obligated to pay in connection with any Proceeding even if not entitled hereunder to indemnification for the total amount thereof, and the Corporation shall indemnify Agent for the portion thereof to which Agent is entitled.
     6. CHANGE IN CONTROL. The Corporation agrees that if there is a Change in Control of the Corporation then, all rights hereunder shall continue without change or reduction. To the extent that following a Change in Control the Corporation concludes that Agent is not entitled to indemnification for a claim hereunder or under other Indemnification Provisions (as defined below), Agent shall have the right, at Agent’s option, to submit matters relating to the determination of the right of Agent to indemnification for such claim (including, but not limited to, any right to advancement of Expenses) under this Agreement, any other agreement with the Corporation providing for indemnification, the Certificate, Bylaws and applicable law (collectively, the “Indemnification Provisions”) as now or hereafter in effect, to Independent Legal Counsel (as defined in Section 1 hereof) who shall be selected by Agent and approved by the Corporation (which approval shall not be unreasonably withheld). Such Independent Legal Counsel shall render its written opinion to the Corporation and Agent as to whether and to what extent Agent would be permitted to be indemnified under the Indemnification Provisions prior to and after the consummation of such Change in Control and such opinion shall be binding upon Agent and the Corporation. The Corporation agrees to pay the reasonable fees of the Independent Legal Counsel referred to above and to fully indemnify such counsel against any and all Expenses arising out of or relating to this Agreement or its engagement pursuant hereto.

     7. NOTIFICATION AND DEFENSE OF CLAIM. Not later than thirty (30) days after receipt by Agent of notice of the commencement of any Proceeding, Agent will, if a claim in respect thereof is to be made against the Corporation under this Agreement, notify the Corporation of the commencement thereof; but the omission so to notify the Corporation will not relieve it from any liability which it may have to Agent otherwise than under this Agreement. With respect to any such Proceeding as to which Agent notifies the Corporation of the commencement thereof:
          (a) the Corporation will be entitled to participate therein at its own expense;
          (b) except as otherwise provided below, the Corporation may, at its option and jointly with any other indemnifying party similarly notified and electing to assume such defense, assume the defense thereof, with counsel reasonably satisfactory to Agent. After notice from the Corporation to Agent of its election to assume the defense thereof, the Corporation will not be liable to Agent under this Agreement for any Expenses subsequently incurred by Agent in connection with the defense thereof except for reasonable costs of investigation or otherwise as provided below. Agent shall have the right to employ separate counsel in such Proceeding but the Expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Agent; provided, however, that the Expenses of Agent’s separate counsel shall be borne by the Corporation if (i) the employment of counsel by Agent has been authorized by the Corporation, (ii) Agent reasonably shall have concluded that there may be a conflict of interest between the Corporation and Agent in the conduct of the defense of such action or (iii) the Corporation in fact shall not have employed counsel to assume the defense of such action. The Corporation shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Corporation or as to which Agent shall have made the conclusion provided for in clause (ii) above; and
          (c) the Corporation shall not be liable to indemnify Agent under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent, which shall not be unreasonably withheld. The Corporation shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty or limitation on Agent without Agent’s written consent, which may be given or withheld in Agent’s sole discretion.
     8. EXPENSES. Promptly following request therefor, the Corporation shall advance, prior to the final disposition of any Proceeding, all Expenses incurred by Agent in connection with such Proceeding. Through Agent’s execution of this Agreement, Agent hereby agrees to repay any such amounts advanced for any matter under this Agreement if it shall ultimately be determined by a final judicial decision from which there is no further right of appeal that Agent is not entitled to be indemnified. Any advancement by the Corporation hereunder shall be done in express reliance on the preceding undertaking and the Corporation agrees that no further agreement or acknowledgement shall be required.
     9. ENFORCEMENT. Any right to indemnification or advances granted by this Agreement to Agent shall be enforceable by or on behalf of Agent in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. Agent, in such enforcement action, if successful in whole or in part, also shall be entitled to be paid the expense of prosecuting Agent’s claim. Neither the failure of the Corporation (including its Board of Directors or its stockholders) to have made a determination prior to the commencement of such enforcement action that indemnification of Agent is proper in the circumstances, nor an actual determination by the Corporation (including its Board of Directors or its stockholders) that such indemnification is improper shall be a defense to the action or create a presumption that Agent is not entitled to indemnification under this Agreement or otherwise.
     10. SUBROGATION. In the event of payment under this Agreement, the Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Agent, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Corporation effectively to bring suit to enforce such rights.
     11. NON-EXCLUSIVITY OF RIGHTS. The rights conferred on Agent by this Agreement shall not be exclusive of any other right Agent may have or hereafter acquire under any statute, provision of the Corporation’s Certificate of Incorporation or Bylaws, agreement, vote of stockholders or directors, or otherwise, both as to action in Agent’s official capacity and as to action in another capacity while holding office.
12. SURVIVAL OF RIGHTS.
          (a) The rights conferred on Agent by this Agreement shall continue after Agent has ceased to be a director, officer, employee or other agent of the Corporation or to serve at the request of the Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall inure to the benefit of Agent’s heirs, executors and administrators.
          (b) The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporation, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place.
     13. SEPARABILITY. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof. Furthermore, if this Agreement shall be invalidated in its entirety on any ground, then the Corporation shall nevertheless indemnify Agent to the fullest extent provided by the Bylaws, the Code or any other applicable law.
     14. GOVERNING LAW. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware.
     15. AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

     16. IDENTICAL COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed for all purposes to be an original but all of which together shall constitute this Agreement.
     17. HEADINGS. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.
     18. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) upon delivery if delivered by hand to the party to whom such communication was directed or (ii) upon the third business day after the date on which such communication was mailed if mailed by certified or registered mail with postage prepaid:
          (a) If to Agent, at the address indicated on the signature page hereof.
          (b) If to the Corporation, to
Compellent Technologies, Inc.
7625 Smetana Lane
Eden Prairie, MN 55344
or to such other address as may have been furnished to Agent by the Corporation, or to such other address as the Agent may direct in writing the Corporation to use.
     In Witness Whereof, the parties hereto have executed this Agreement on and as of the day and year first above written.

Compellent Technologies, Inc.

By:

Title:

Agent

(Signature)

Agent Name and Address:

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